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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 1, 1998

          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 1998, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1998-A5 Mortgage Pass-Through Certificates, Series 1998-E).

                             CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-45887               95-4449516
----------------------------           ------------        -------------------
(State or Other Jurisdiction           (Commission         (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)


       4500 Park Granada
     Calabasas, California                                       91302
     ---------------------                                    ----------
     (Address of Principal                                    (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code (818) 304-5591

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Item 5.    Other Events.
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     On April 1, 1998, CWMBS, Inc. (the "Company")  entered into a Pooling and
Servicing  Agreement  dated as of April 1, 1998 (the  "Pooling  and  Servicing
Agreement"),   by  and  among  the  Company,  as  depositor,   IndyMac,   Inc.
("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-E (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of April 1, 1998, by and among the Company, IndyMac and the Trustee.




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.



                                                By:  /s/ Nicholas Krsnich
                                                   -------------------------
                                                     Nicholas Krsnich
                                                     Vice President


Dated:  April __, 1998




                                 Exhibit Index
                                 -------------

Exhibit                                                                  Page
-------                                                                  ----

         99.1.    Pooling and Servicing Agreement,
                  dated as of April 1, 1998, by and
                  among, the Company, IndyMac and
                  the Trustee                                             5





                                 EXHIBIT 99.1
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